6 March 1995

                         MCDONNELL DOUGLAS CORPORATION
              DEFERRED COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS

  SECTION 1. PURPOSE

           The purpose of the McDonnell Douglas Corporation Deferred Compensation Plan for Nonemployee Directors (the "Plan") is to promote the interests of the Company and its stockholders by providing nonemployee members of the Board of Directors with an opportunity to acquire stock in the Company and thereby reinforce the mutuality of interest between such directors and the Company's stockholders.

  SECTION 2. DEFINITIONS

           When used herein, the following terms shall have the following meanings:

          (a) "Board" means the Board of Directors of the Company.

          (b) "Committee" means the Nominating Committee of the Company.

          (c) "Common Stock" means the common stock, $1.00 par value per share, of the Company.

          (d)  "Company" means McDonnell Douglas Corporation.

          (e)  "Effective Date" means January 1, 1993.

          (f) "Fair Market Value" means the per share value of Common Stock as determined by using the mean between the high and low selling prices of such Common Stock on the New York Stock Exchange as reported in The Wall Street Journal (or other financial newspaper).

          (g) "Participant" means any member of the Board who is not a full-time employee of the Company.

          (h) "Payment Date" means a date within 60 days after the end of each Year.

          (i) "Restricted Common Stock" means Common Stock that is subject to the Restrictions, and any new, additional or different securities a Participant may become entitled to receive with respect to any such Common Stock by virtue of a stock split or any other change in the corporate or capital structure of the Company.

          (j) "Restricted Period" means the period of time during which shares of Common Stock and/or cash compensation provided under the Plan are subject to Restrictions.

          (k) "Restrictions" means the restrictions on transfer and the risk of forfeiture set forth in Section 8 of the Plan.

          (l) "Year" means the period of time beginning on the date of an annual meeting of the stockholders of the Company and ending on the date of the annual meeting of the stockholders in the following year; provided, however, that the first Year of the Plan begins on the Effective Date and ends on April 30, 1993.

  SECTION 3. ADMINISTRATION

            The Plan shall be administered by the Committee. A majority of the members of the Committee shall constitute a quorum. The Committee may act at a meeting, including a telephone meeting, by action of a majority of the members present, or without a meeting by unanimous written consent.

            Subject to the provisions of the Plan, the Committee shall have the authority to:

            (a) establish from time to time any guidelines deemed necessary or appropriate for the administration or interpretation of the Plan, interpret the Plan, and make all determinations and take all other actions considered necessary or advisable for the administration of the Plan;

          (b) cause records to be established relating to operation of the Plan; and

          (c) cause the giving of appropriate instructions to the Company regarding payments to Participants.

             Non-employee members of the Committee shall be entitled to participate under the Plan. All decisions, actions or interpretations of the Committee that are within the scope of this Section 3 shall be final, conclusive and binding upon all parties.

SECTION 4. PARTICIPATION

           Participation in the Plan shall be limited to members of the Board who are not full-time employees of the Company. Each individual who was a nonemployee member of the Board on the Effective Date shall be a Participant as of that date. Each individual who becomes a nonemployee member of the Board thereafter and while this Plan is in effect shall become a Participant at the time of election or appointment to the Board or at the time of their change in status from full-time employment to a nonemployee member of the Board. For the purpose of this Plan, the term "full-time employee" shall mean a person employed by the Company on the basis of at least a 35 hour work week.

  SECTION 5. DEFERRED COMPENSATION; ELECTIONS

           (a) Subject to the terms and conditions hereof, as additional consideration for their services as members of the Board, Participants shall be entitled to receive, as part of their annual retainer fee and at the election of each Participant, either--

                     (i) 450 shares of Restricted Common Stock; or

                    (ii) cash in an amount equal to the Fair Market Value of 450 shares of Restricted Common Stock on the last day of the Year (or if such day is not a business day, on the next preceding business day).

           (b) The election to receive cash or Restricted Common Stock shall be made by each Participant by filing with the Committee a written, election pursuant to which the Participant shall notify the Committee of his election to receive Restricted Common Stock or the equivalent cash compensation.

           (c) The election contemplated by this Section 5 shall be irrevocable unless and until the Plan is subject to the amended Rule 16b-3, promulgated by the Securities and Exchange Commission on February 8, 1991. Thereafter, elections may be made for each Year of the Plan, within 30 days before the end of such Year and, once made, shall be irrevocable only with respect to that Year. The Secretary of the Company shall notify the Committee when the Plan is first subject to amended Rule 16b-3 and the Committee shall thereupon notify each Participant.

            (d) Neither the provisions of this Section 5 nor any action taken under the Plan shall be construed as giving any Participant the right to be reappointed or renominated as a director of the Company.

SECTION 6. TERMS AND CONDITIONS

           (a) To the extent a Participant elects to receive cash under Section 5(a)(ii), on the Payment Date the Committee shall so advise the Treasurer of the Company who shall credit the amount of that cash compensation to the account of the electing Participant. The Treasurer shall issue to each such Participant a receipt evidencing the amount so credited for his account. Such accounts shall be bookkeeping entries only; no special bank account shall be created for any Participant in respect of the Plan and Participants shall be general creditors of the Company to the extent of cash payable pursuant hereto. A Participant shall be entitled to the delivery of cash only in accordance with Sections 9 and 10 hereof.

           (b) To the extent a Participant elects to receive Restricted Common Stock under Section 5(a)(i), such Participant shall execute appropriate blank stock powers with respect to that Restricted Common Stock. On the Payment Date, stock certificates for such Restricted Common Stock registered in the name of each such Participant shall be issued (with appropriate restrictive legends) and deposited, together with the stock powers, with the Treasurer of the Company. The Treasurer shall issue to each such Participant a receipt evidencing any stock certificate registered in the Participant's name and held by the Treasurer. A Participant shall be entitled to the delivery of such stock certificates only in accordance with the provisions of Sections 9 and 10 of the Plan. All Common Stock or other securities issued in substitution for Common Stock held by the Treasurer from time to time, whether such Common Stock or securities are issued by the Company or by another issuer, and all cash or other property received by the Treasurer on account of a redemption of the Restricted Common Stock or the liquidation of the Company, shall be treated as Common Stock and shall be subject to all of the terms and conditions of the Restricted Common Stock and shall be delivered to a Participant or to the Company as if it were the portion of Common Stock regarding which they were issued.

            (c) The Committee may impose such restrictions on the resale of Common Stock by Participants as the Committee deems necessary to comply with the registration provisions of the Securities Act of 1933, as amended, and may cause an appropriate restrictive legend to be placed on the certificates for the Common Stock delivered to the Participants hereunder.

  SECTION 7. RIGHTS OF PARTICIPANTS

           Except for the Restrictions under Section 8 below, each Participant shall have all of the rights and privileges of a stockholder of the Company as to his or her Restricted Common Stock, including the right to receive any cash and stock dividends declared with respect to such Common Stock and to exercise voting rights.

  SECTION 8. RESTRICTIONS

           The cash compensation and the Restricted Common Stock compensation shall be subject to the following Restrictions, which shall apply from the Payment Date and shall continue until such cash and Common Stock become vested pursuant to the provisions of Section 9 or Section 10:

           (a) Neither the Restricted Common Stock nor the cash may be transferable other than pursuant to a revocable beneficiary designation or by will or by the laws of descent and distribution, and no transfer pursuant to a revocable beneficiary designation or by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with such evidence as the Committee may deem necessary to establish the validity of the transfer.

           (b) Each Participant's right to any cash or Restricted Common Stock hereunder shall be forfeited if and when such Participant ceases to be a Participant, except to the extent that the Participant's right to receive the cash and Common Stock without Restrictions shall have vested under Section 9 or Section 10. If forfeited, all such cash and stock shall become the property of the Company and all of the rights of such Participant to such cash and Common Stock and as a stockholder (including the right to any accrued but unpaid dividends) shall terminate without further obligation on the part of the Company.

  SECTION 9. VESTING

           The right of each Participant to removal of the Restrictions from cash and Restricted Common Stock held for the account of such Participant shall vest and the Restricted Period shall end upon the earlier of (i) ten years from the date of grant, or (ii) the Participant's retirement from the Board in accordance with MDC Bd. Res. 706, as it may be amended. At the end of the Restricted Period, the Treasurer shall deliver all cash and stock certificates evidencing all Common Stock held by the Treasurer for that Participant (to the nearest full share) to the Participant, or the legal representative of such Participant, free of the Restrictions set forth in
  Section 8 above.

  SECTION 10. DISABILITY, DEATH OR TERMINATION BY REASON OF CONFLICT

  If any Participant's membership on the Board terminates because of (i) inability by reason of illness or accident to perform the duties for which such Participant was elected or appointed, (ii) such Participant's death, or
  (iii) a conflict of interest which prohibits the Participant's continued service as a director (provided the conflict did not arise as a result of a breach of the Participant's fiduciary duty), the expiration date of the Restricted Period for such Participant shall be advanced to the date of such termination of membership on the Board and the full balance of cash and Restricted Common Stock in such Participant's account shall be delivered as provided in Section 6.

  SECTION 11. SIX MONTH HOLDING PERIOD REQUIREMENT

            The provisions of Sections 9 and 10 notwithstanding, all Restricted Common Stock issued hereunder must be held for at least six months prior to any disposition by a Participant (except pursuant to transfers permitted under Section 8(a)). The six-month holding period as to any Restricted Common Stock shall commence on the Payment Date for such stock.




  SECTION 12. CHANGE OF CONTROL

            The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of all Participants' rights under the Plan in any agreement or plan that it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

  SECTION 13. CERTAIN ADJUSTMENTS TO SHARES

In  the   event  of  any   change  in  the   Common   Stock  by  reason  of  any
recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, or any rights offering to purchase Common Stock at a price substantially below Fair Market Value, or of any similar change affecting the Stock, the number and kind of shares subject to Restrictions under this Plan shall be appropriately adjusted by the Committee to prevent substantial dilution of the rights of the Participants hereunder. Any adjustment so made shall be firm and binding upon the Participant.

SECTION 14. NONALIENATION OF BENEFITS

            Except as provided in Section 8, a Participant shall not assign, sell, encumber, transfer or otherwise dispose of any rights or interests under the Plan and any attempted disposition shall be null and void.

  SECTION 15. SECTION 83(b) ELECTIONS

            If a Participant shall file an election with the Internal Revenue Service to include cash or the Fair Market Value of any shares of Restricted Common Stock in his or her gross income as of the Payment Date for such compensation, the Participant shall promptly furnish the Company with a copy of such election.

  SECTION 16. PAYMENTS TO PERSONS OTHER THAN PARTICIPANTS

            If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or such person's estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs, be paid to such person's spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

  SECTION 17. NO LIABILITY OF COMMITTEE MEMBERS

            No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.

SECTION 18. AMENDMENT OR TERMINATION

           The Board of Directors may, with prospective or retroactive effect, suspend or terminate the Plan or any portion thereof at any time or amend the Plan provided, however, that no amendment, suspension or termination of the Plan shall deprive any Participant of any rights previously accrued under the Plan without the Participant's written consent.

           Subject to earlier termination pursuant to the provisions of this Section, and unless the Board shall have approved an extension of the Plan beyond such date, the Plan shall terminate upon the tenth anniversary of the Effective Date. Compensation deferred and subject to Restrictions at the termination or expiration of the Plan shall continue in full force and effect and shall not be affected thereby.

  SECTION 19. GOVERNING LAW

           The Plan shall be governed by and construed in accordance with the laws of Missouri, without reference to the principles of conflicts of law thereof.